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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                FORM 8-K/A

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  **********************************************************************
     Date of Report (Date of earliest event reported): April 28, 1995

                   MERRY LAND & INVESTMENT COMPANY, INC.
          (Exact name of registrant as specified in its charter)

                   Georgia                                  001-11081
(State or other jurisdiction of incorporation)      (Commission File Number)

                                 58-0961876
                        (I.R.S. Employer I.D. Number)

      624 Ellis Street, Augusta, GA                              30901
(Address of principal executive offices)                       (Zip Code)

     Registrant's telephone number, including area code:  706/722-6756

        ____________________________________________________________
        (Former name or former address, if changed since last report)
   **********************************************************************

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. The undersigned registrant hereby amends its current Report on Form 8-K (date of event reported: April 28, 1995; date filed: June 8, 1995) by filing the following described exhibit as set forth in the pages attached hereto:

     Statements of the Excess of Operating Revenues over Specific
     Operating Expenses of The Club at Gwinnett Place Apartments (now known as Gwinnett Crossing Apartments) and Laurel Gardens at
     Coral Square Apartments.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MERRY LAND & INVESTMENT
                                               COMPANY, INC.


                                               By:        /s/
                                               ------------------------
                                                    Dorrie E. Green
Filed:  September 18, 1995                        As Its Vice President
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
                        THE CLUB AT GWINNETT PLACE

               Statement of the Excess of Operating Revenues
                     Over Specific Operating Expenses
           for the Three Months Ended March 31, 1995 (Unaudited)
                 and for the Year Ended December 31, 1994
                      Together With Auditors' Report

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and Board of Directors of Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of THE CLUB AT GWINNETT PLACE for the year ended December 31, 1994. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of The Club at Gwinnett Place for the year ended December 31, 1994 in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Atlanta, Georgia
August 4, 1995

                        THE CLUB AT GWINNETT PLACE

     STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES

           FOR THE THREE MONTHS ENDED MARCH 31, 1995 (UNAUDITED)

                   AND THE YEAR ENDED DECEMBER 31, 1994

                                                         1995        1994
                                                      ----------  ----------
                                                      (Unaudited)
REVENUES:
  Rents (Note 1)                                      $  437,816  $1,579,739
  Other income                                            11,930      58,504
                                                      ----------  ----------
     Total revenues                                      449,746   1,638,243
                                                      ----------  ----------
SPECIFIC OPERATING EXPENSES (Note 2):
  Personnel                                               46,347     173,268
  General and administrative                               9,305      28,951
  Marketing                                                3,974      18,936
  Repairs, maintenance, and contract services             41,586     175,787
  Utilities                                               32,104     141,854
  Property insurance                                       7,605      25,734
  Real estate taxes                                       30,000     150,732
                                                      ----------  ----------
                                                         170,921     715,262
                                                      ----------  ----------
EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES   $  278,825  $  922,981
                                                      ==========  ==========

      The accompanying notes are an integral part of these statements.


                        THE CLUB AT GWINNETT PLACE


                 NOTES TO STATEMENTS OF EXCESS OF REVENUES

                     OVER SPECIFIC OPERATING EXPENSES

           FOR THE THREE MONTHS ENDED MARCH 31, 1995 (UNAUDITED)

                 AND FOR THE YEAR ENDED DECEMBER 31, 1994


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Property

     The Club at Gwinnett Place is a 261 unit apartment complex located in Duluth, Georgia. The Complex is owned by TBCREC Residential No. 1 LP, a Delaware Limited Partnership and operated by Sentinel Realty Trust Company.

     On April 28, 1995, Merry Land & Investment Company, Inc. ("Merry Land") purchased this apartment complex for $10,200,000.

     Rental Income

     Rents from leases are accounted for ratably over the term of each lease which is generally for a period of 12 months or less.

2.   BASIS OF ACCOUNTING

     The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statement shave been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest, and management fees.

     Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.

                      LAUREL GARDENS AT CORAL SQUARE

              Statement of the Excess of Operating Revenues
                     Over Specific Operating Expenses
           for the Four Months Ended April 30, 1995 (Unaudited)
                 and for the Year Ended December 31, 1994
                      Together With Auditors' Report

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of LAUREL GARDENS AT CORAL SQUARE for the year ended December 31, 1994. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of Laurel Gardens at Coral Square for the year ended December 31, 1994 in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Atlanta, Georgia
May 24, 1995

                      LAUREL GARDENS AT CORAL SQUARE

         Statements of Excess of Revenues Over Specific Operating

       Expenses for the Four Months Ended April 30, 1995 (Unaudited)

                   And the Year Ended December 31, 1994

                                                         1995        1994
                                                      ----------  ----------
                                                      (Unaudited)
REVENUES:
  Rents (Note 1)                                      $1,187,556  $3,601,964
  Other income                                            49,562     167,840
                                                      ----------  ----------
     Total revenues                                    1,237,118   3,767,804
                                                      ----------  ----------
SPECIFIC OPERATING EXPENSES (Note 2):
  Personnel                                               93,838     255,632
  General and administrative                              26,437      68,893
  Marketing                                               21,586      38,484
  Repairs, maintenance, and contract services            159,853     299,549
  Utilities                                               92,970     283,155
  Property insurance                                      17,375      52,370
  Real estate taxes                                      157,072     432,361
                                                      ----------  ----------
                                                         569,131   1,430,444
                                                      ----------  ----------
EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES   $  667,987  $2,339,360
                                                      ==========  ==========

      The accompanying notes are an integral part of these statements.


                      LAUREL GARDENS AT CORAL SQUARE

               Notes to the Statements of Excess of Revenues

                     Over Specific Operating Expenses

           For the Four Months Ended April 30, 1995 (Unaudited)

                 And for the Year Ended December 31, 1994


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Property

     Laurel Gardens at Coral Square is a 384 unit garden apartment complex located in Fort Lauderdale, Florida. The Complex is owned and operated by RMS Partners Coral Square, a Florida General Partnership.

     On May 19, 1995, Merry Land & Investment Company, Inc. ("Merry Land") purchased this apartment complex for $25,457,000 cash.

     Rental Income

     Rents from leases are accounted for ratably over the term of each lease which is generally for a period of 12 months or less.

2.   BASIS OF ACCOUNTING

     The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest, and management fees.

     Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.